UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[X]	Soliciting Material Pursuant to §240.14a-12.

AT&T Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

     On March 31, 2005, AT&T Corp. (the “Company”) made the following material available to the employees of its Government Solutions business (“GSI”) on the Company’s intranet.

* * * * *

Additional Information.

In connection with the proposed transaction, on March 11, 2005, SBC Communications Inc. (“SBC”) filed a registration statement (File no.: 333-123283), including a preliminary proxy statement of AT&T Corp., with the Securities and Exchange Commission (the “SEC”). Investors and AT&T shareholders are urged to read the registration statement, including the preliminary proxy statement, and other materials (including the definitive proxy statement) when they are available because they contain important information. Investors may obtain free copies of the registration statement and proxy statement, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC’s Investor Relations web site (www.sbc.com/investor_relations) or by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. AT&T Corp.’s filings may be accessed and downloaded for free at the AT&T Investor Relations Web Site (www.att.com/ir/sec) or by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921.

SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC’s directors and executive officers is available in SBC’s proxy statement for its 2005 annual meeting of stockholders, dated March 11, 2005, and information regarding AT&T Corp.’s directors and executive officers is available in AT&T’s preliminary proxy statement included in the registration statement. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Language Concerning Forward-Looking Statements

This document contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act. Forward-looking statements are statements that are not historical facts and are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates” and similar expressions. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions, statements regarding the benefits of the business combination transaction involving AT&T and SBC, including future financial and operating results and the plans, objectives, expectations and intentions of the combined. Such statements are based upon the current beliefs and expectations of the managements of AT&T and SBC and are subject to significant risks and uncertainties (many of which are difficult to predict and are generally beyond the control of AT&T and SBC) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of AT&T shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in SBC’s and AT&T’s filings with SEC, which are available at the SEC’s Web site http://www.sec.gov. Other than as required by applicable law, AT&T disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

FINAL – 3/28/05
Merger-related Q&A for GSI employees

1. Once the SBC/AT&T merger takes effect, will there be a difference in benefits/compensation policies and procedures between the existing GSI employees and the rest of AT&T? Or will we all fall in the same pot?

AT&T’s benefit plans and programs (including GSI) will continue “business as usual” through the closing in accordance with their terms. Any decisions regarding benefits after the close will be made by SBC. However, under the merger agreement, SBC has agreed that employees and former employees for a period of time after the merger will have compensation and benefit plans and programs that are no less favorable in the aggregate than they have at AT&T. This commitment will continue to the end of the plan year (generally Dec. 31) following the first anniversary of the closing. For example, if the merger closes in 2006, the commitment will generally apply through Dec. 31, 2007.

2. Will U.S. employees be required to complete another I-9 (Eligibility to Work) form to accommodate the SBC/AT&T merger?

We do not have full confirmation yet, but expect that we will not need to complete new I-9s for AT&T or GSI employees.

3. Will AT&T employees’ length of service be recognized in SBC’s compensation and benefit plans if they become SBC employees? Or would they be considered “new hires?”

Under the merger agreement, SBC has agreed that AT&T service will be recognized for eligibility, vesting and benefit accrual under SBC’s compensation and benefit plans if employees become covered under those plans. The exception is benefit accrual for defined benefit pension and other retirement plans.

Definitions: Eligibility generally means the ability to participate in a particular plan or eligibility for a particular benefit. Vesting refers to your ownership of a company-funded benefit; it is when you have a non-forfeitable right to receive a benefit (e.g., three years of vesting service is required under AT&T’s savings plans in order to have the non-forfeitable right to the company match). Benefit accrual generally means the benefit an individual earns over a specified period, typically in a defined benefit pension plan.

4. Will my GSI service count at SBC?

To the extent that employees have certain service recognized under AT&T compensation and benefit programs today as a result of a previous business transaction, such service will be recognized should employees become covered under SBC’s compensation and benefit programs — to the same extent it was recognized by AT&T. For example, if your service is not recognized under the AT&T Management Pension

Plan but is recognized for vacation eligibility, it would not be recognized under an SBC defined benefit pension plan, but would be recognized under an SBC vacation program.

5. What holidays does SBC recognize as company-designated holidays?

AT&T cannot comment on provisions contained in SBC’s compensation and benefit plans, nor can it speculate as to any possible changes after the close. Any decisions on compensation and benefit plans or programs (including designation of holidays) after the close will be made by SBC, subject to provisions of the merger agreement.

6. AT&T management employees are paid monthly, occupational are paid bi-monthly and GSI are paid bi-weekly. What will our pay cycle be once the merger closes?

AT&T cannot speculate as to any changes after the close, nor can AT&T comment on provisions contained in SBC’s compensation, benefit plans and payroll practices. Any decisions on compensation and benefit plans or programs (including pay cycles) after the close will be made by SBC, subject to provisions of the merger agreement.

7. How will the merger affect our existing PTO accruals, Floating Holidays, and Management Days (non-GSI employees)? Will there be a limit on how many hours we can carry over? Also, will GSI employees get sick days after the merger? AT&T management employees get an unlimited number as long as it is not abused.

We are very early in the merger process and the PTO accruals and other paid-time-off days are still in the process of review at this time. We will provide all employees with notification of any changes as soon as we have the information.

AT&T cannot speculate as to any changes after the close, nor can AT&T comment on provisions contained in SBC’s compensation and benefit plans. Any decisions on compensation and benefit plans or programs (including PTO programs) after the close will be made by SBC, subject to provisions of the merger agreement.

8. Regarding 401k, GSI employees are still waiting for approval to roll our GRCI 401k into our AT&T 401k. Approval was expected to take about a year and we are almost at the two-year mark. What will happen to our existing GRCI and AT&T accounts? We don’t want to end up with three separate accounts (GRCI/AT&T/SBC).

The GRCI 401k plan termination activity is still moving forward. AT&T cannot speculate as to any changes after the close, nor can AT&T comment on provisions contained in SBC’s compensation and benefit plans. Any decisions on compensation and benefit plans or programs (including savings plans) after the close will be made by SBC, subject to provisions of the merger agreement.

9. Does SBC have a Cost Of Living increase benefit?

AT&T’s benefit plans and programs (including GSI) will continue “business as usual” through the closing in accordance with their terms. Any decisions regarding compensation and benefits after the close will be made by SBC, subject to provisions of the merger agreement.

10. Our AT&T headquarters is located in Bedminster, N.J., and our Contracts, Purchasing, Accounting and Finance groups are located in Vienna/Herndon, Va. Since SBC headquarters is located in San Antonio, will this have any effect on our folks?

We are not aware of any changes to the existing AT&T Government Solutions headquarters location at this time, which currently is in proximity to our customer set, the Federal Government, located in the Washington Metropolitan area. If changes are made by SBC, we will provide that notification to all employees when the information becomes available.

Additional Information

In connection with the proposed transaction, SBC intends to file a registration statement, including a proxy statement of AT&T Corp., and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC’s Investor Relations web site (http://www.sbc.com/investor_relations) or by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Free copies of AT&T Corp.’s filings may be accessed and downloaded for free at the AT&T Relations Web Site (http://www.att.com/ir/sec) or by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921.

SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in connection with the proposed transaction. Information regarding SBC’s directors and executive officers is available in SBC’s proxy statement for its 2004 annual meeting of stockholders, dated March 11, 2004. Information regarding AT&T Corp.’s directors and executive officers is available in AT&T Corp.’s proxy statement for its 2004 annual meeting of shareholders, dated March 25, 2004. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Language Concerning Forward-Looking Statements

This document contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act. Forward-looking statements are statements that are not historical facts and are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates” and similar expressions. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions, statements regarding the benefits of the business combination transaction involving AT&T and SBC, including future financial and operating results and the plans, objectives, expectations and intentions of the combined. Such statements are based upon the current beliefs and expectations of the managements of AT&T and SBC and are subject to significant risks and uncertainties (many of which are difficult to predict and are generally beyond the control of AT&T and SBC) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of AT&T shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in SBC’s and AT&T’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s Web site http://www.sec.gov. Other than as required by applicable law, AT&T disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

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